Long-Term Debt and Other Financial Liabilities	6 Months Ended
Jun. 30, 2023
Long-Term Debt and Other Financial Liabilities [Abstract]
Long-Term Debt and Other Financial Liabilities
7.	Long-Term Debt and Other Financial Liabilities:

The amounts in the accompanying unaudited consolidated balance sheets are analyzed as follows:

	June 30, 2023	December 31, 2022
Long-term debt and other financial liabilities	231,585	235,603
Less: Deferred financing costs	(3,160)	(3,727)
Total	228,425	231,876
Less – current portion	(33,728)	(35,051)
Long-term portion	194,697	196,825

Debt related to assets held for sale	-	13,100
Less: Deferred financing costs	-	(110)
Total	-	12,990

Total debt net of deferred financing costs and debt discounts	228,425	244,866

Details of the Company’s secured credit and other financial liabilities are discussed in Note 7 of the consolidated financial statements for the year ended December 31, 2022, included in the Company’s 2022 annual report on Form 20-F filed with the SEC on March 31, 2023, and are supplemented by the below new activities within the period.

Senior long-term debt

Loan Facilities amended during the six-month period ended June 30, 2023

October 2022 Danish Ship Finance Loan Facility

On April 18, 2023, the Company amended and restated the loan facility with Danish Ship Finance secured by the Fellowship and the Premiership to refinance the Championship Cargill Sale and Leaseback. The amended and restated facility includes a new tranche (Tranche C) of $15,750 secured by the Championship, while a sustainability adjustment mechanism was introduced in respect of the underlying interest rate of the facility. The new tranche has a five-year term and the repayment schedule comprises eight quarterly installments of $725 followed by twelve quarterly installments of $585 and a final balloon of $2,930 payable together with the final installment. The interest rate is 2.65% over 3-month term SOFR per annum, which can be increased or decreased by 0.05% based on certain emission reduction thresholds. For the new tranche secured by the Championship the borrower is required to maintain a minimum liquidity amount of $700, while each of the borrowers under the Premiership and Fellowship tranches are still required to maintain minimum liquidity of $650 in their respective retention accounts.

August 2021 Alpha Bank Loan Facility

On April 28, 2023, the Company prepaid $11,976 of Tranche A using the proceeds from the Village Seven Sale and Leaseback (described below) and as a result all the securities regarding the Lordship were irrevocably and unconditionally released. Following the prepayment of the Lordship, Tranche A is repayable by seven quarterly installments of $601 each and a final balloon of $10,284 payable together with the final installment and Tranche B is repayable by eight quarterly installments of $258 each and a final balloon of $3,918 payable together with the final installment. The repayment of installments for both tranches will commence from the fourth quarter of 2023.

Furthermore, on May 22, 2023, the Company received a notice from Alpha Bank providing for the replacement of the LIBOR with Term SOFR effective as of June 30, 2023. Following such transition, Tranche A bears interest at Term SOFR plus a margin of 3.55% and Tranche B bears interest at Term SOFR plus a margin of 3.30%. Relevant documentation in the form of a supplemental agreement and mortgage addenda will be entered into in the following months.

Loan Facilities repaid during the six-month period ended June 30, 2023

ABB Loan Facility

On February 9, 2023, in connection with the disposal of the Goodship, the Company fully prepaid the outstanding loan amount of $6,100 under the facility. On February 24, 2023, in connection with the disposal of the Tradership, the company fully prepaid the remaining outstanding loan amount of $6,800. Following the full prepayment of the ABB Loan Facility, all securities created in favor of ABB were irrevocably and unconditionally released.

Other Financial Liabilities – Sale and Leaseback Transactions

New Sale and Leaseback Activities during the six-month period ended June 30, 2023

Evahline Sale and Leaseback

On March 29, 2023, the Company entered a $19,000 sale and leaseback agreement with a subsidiary of Evahline Inc. for the refinancing of the Hanchen Sale and Leaseback. The agreement became effective on April 6, 2023, upon the delivery of the Knightship to the lessor. The charterhire principal amortizes in seventy-two consecutive monthly installments of approximately $264 each, bearing an interest rate of 3-month term SOFR plus 2.80% per annum. Following the second anniversary of the bareboat charter, the Company has continuous options to repurchase the vessel at predetermined prices as set forth in the agreement. At the end of the six-year bareboat period, following the full amortization of the charterhire principal, the ownership of the vessel will be transferred to the Company at no additional cost. In addition, the Company is required to maintain a security cover ratio (as defined therein) of not less than 120%.

Village Seven Sale and Leaseback

On April 24, 2023, the Company entered a $19,000 sale and leaseback agreement to partially refinance the August 2021 Alpha Bank Loan Facility, secured by the Lordship, as well as the Squireship and the Friendship. The Lordship was sold and chartered back on a bareboat basis for a period of four years and five months. The Company has continuous options to repurchase the vessel at predetermined prices, following the second anniversary of the bareboat charter. At the end of the bareboat period, the Company has the option to repurchase the vessel for $7,800 which the Company expects to exercise. The charterhire principal amortizes in fifty-three consecutive monthly installments of approximately $211 each, bearing an interest rate of 3-month term SOFR plus 3.00% per annum.

Sale and Leaseback Activities repaid during the six-month period ended June 30, 2023

Championship Cargill Sale and Leaseback

On April 24, 2023, the Company purchased back the Championship from Cargill and took delivery of the vessel after full settlement of the amount of approximately $16,480. The Championship was refinanced by the October 2022 Danish Ship Finance Loan Facility described above.

Hanchen Sale and Leaseback

On April 6, 2023, the Company purchased back the Knightship from Hanchen Limited and took delivery of the vessel after full settlement of the outstanding balance of approximately $11,221. The sale and leaseback was refinanced by the Evahline Sale and Leaseback described above.

All of the Company’s secured facilities (i.e., long-term debt and other financial liabilities) bear either floating interest at LIBOR or SOFR plus a margin or fixed interest.

Certain of the Company’s long-term debt and other financial liabilities contain financial covenants and undertakings requiring the Company to maintain various financial ratios, including:

•	a minimum borrower’s liquidity;
•	a minimum guarantor’s liquidity;
•	a security coverage requirement; and
•	a leverage ratio.

As of June 30, 2023, the Company was in compliance with all covenants relating to its loan facilities as at that date.

As of June 30, 2023, ten of the Company’s owned vessels, having a net carrying value of $278,377, were subject to first and second priority mortgages as collaterals to their long-term debt facilities. In addition, the Company’s six bareboat chartered vessels, having a net carrying value of $144,234 as of June 30, 2023, have been financed through sale and leaseback agreements. As in typical leaseback agreements the title of ownership is held by the relevant lenders.

The annual principal payments required to be made after June 30, 2023 for all long-term debt and other financial liabilities, are as follows:

Twelve month periods ending June 30,	Amount
2024	34,860
2025	42,219
2026	68,296
2027	51,942
Thereafter	34,268
Total	231,585